                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                              Commission Only (as Permitted by
[_] Definitive Proxy Statement                Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                               e-bidd.com, Inc.
               (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

  (2)  Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4)  Proposed maximum aggregate value of transaction:

  (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:

                               e-bidd.com, Inc.
                      Suite 800-555 West Hastings Street
                          Vancouver, B.C. CA V6B 4N5
                              Tel. (888) 777-0658
                              Fax (604) 443-5013

                               ----------------

                           Notice of Special Meeting
                      of Shareholders of e-bidd.com, Inc.

                               ----------------

May 2, 2000

TO THE SHAREHOLDERS OF E-BIDD.COM, INC.:

  NOTICE IS GIVEN that a Special Meeting of Shareholders of e-bidd.com, Inc., Inc. (the "Corporation") will be held to consider and vote upon a proposal to change the name of the Corporation from e-bidd.com, Inc. to xraymedia.com, Inc. and to transact such business as may properly come before the meeting. The date, time and place of the Special Meeting is as follows:

           Date:  Wednesday, May 31, 2000
           Time:  5:00 p.m.
           Place: Offices of Ogden Murphy Wallace, P.L.L.C.
                  1601 Fifth Avenue--Suite 2100
                  Seattle, WA 98101

  Only the holders of outstanding shares of the Corporation at the close of business on May 1, 2000, and no others are entitled to notice and to vote at the Special Meeting.

  A Proxy Statement will be mailed to each shareholder of record prior to the Special Meeting.

 Your participation at the Special Meeting will be appreciated.

                                          By Order of the Board of Directors

                                          /s/ Raymond C. Dabney

                                          Raymond C. Dabney
                                          President & CEO

Voting and Proxy Information

  This Proxy Statement is being sent to persons who held the common stock of e-bidd.com, Inc., a Minnesota corporation, (the "Company") at the close of business on May 1, 2000. On that date, there were 41,030,778 shares of voting common stock of the Company issued and outstanding, which were held of record by approximately 381 stockholders.

                  Date, Time and Place of Special Meetings

  A Special Meeting of the stockholders is scheduled to take place on May 31, 2000 at 5:00 p.m. at the offices of Ogden, Murphy Wallace, P.L.L.C. 1601 Fifth Avenue, Suite 2100, Seattle, WA 98101. This information is included in the Notice of Special Meeting of Stockholders sent to stockholders of the Company with this Proxy Statement.

                        Persons Making the Solicitation

  The Board of Directors of the Company is making this solicitation. No Director intends to oppose the name change.

                               Voting Securities

  The Company has 41,030,778 shares of common stock outstanding with each share of record entitled to one vote at the Special Meeting. The record date for establishing the shares entitled to vote was May 1, 2000.

                              Voting Procedures

  Record Date. May 1, 2000 is the date fixed as the record date to determine stockholders entitled to vote at the Special Meeting on May 31, 2000.

  Voting List. At least 10 days before the Special Meeting, the officer or agent in charge of the stock transfer books for the shares of the corporation will make a complete list of the stockholders entitled to vote at the Special Meeting arranged in alphabetical order, with the address of and number of shares held by each stockholder. The list will be kept on file at the principal office of the Company and will be subject to inspection by any stockholder at any time during usual business hours. The list will be present for inspection at the Special Meeting.

  Proxies. Each stockholder entitled to vote at the Special Meeting of Stockholders may vote by proxy executed in writing by the stockholder or by his or her duly authorized attorney-in-fact, but no proxy can be voted or acted upon after six months from its date, unless the proxy provides for a longer period. The proxy must be filed with the Secretary of the Company before or at the time of the Special Meeting.

  The following constitute valid means by which a stockholder may authorize another person to act for him or her as proxy:

    (1) A stockholder may execute a writing authorizing another person or persons to act for him or her as proxy. The proxy may be limited to specific proposals. Execution may be accomplished by the signing of the writing by the stockholder or his or her authorized officer, director, employee or agent or by causing his or her signature to be affixed to the writing by any reasonable means including, but not limited to, a facsimile signature.

  (2) A stockholder may authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy. The transmission must either set forth or be submitted with information from which it can be determined that it was authorized by the stockholder.

  If no direction is made on the proxy as to the vote of the stockholder, the proxy will be voted "for" the name change.

  Date and Time of Opening and Closing of the Polls. The date and time of the opening of the polls for the Special Meeting of the Stockholders of the Company shall be 10:00 a.m. on May 20, 2000. The time of the closing of the polls for voting shall be announced at the Special Meeting. No ballot, proxies or votes, nor any revocations or changes to a vote, shall be accepted after the closing of the polls unless a court of equity, upon application by a stockholder, determines otherwise.

  Counting of Ballots. In the counting of proxies and ballots, the person authorized to count will be limited to an examination of the proxies, any envelopes submitted with the proxies, ballots and the regular books and records of the Company.

  Number of Votes Necessary for Approval of the Name Change. In accordance with the applicable Minnesota Statutes, the approval of the Amendment to the Articles of Incorporation to change the Company's name requires a quorum of a majority of the voting power of the Company's outstanding shares entitled to vote, and an affirmative vote of more than 50% of all of the Company's shares.

                             Revocability of Proxy

  A duly executed proxy shall be irrevocable if it states that it is irrevocable and if it is coupled with an interest sufficient in law to support an irrevocable power.

                          Market Value of Securities

  The Company is listed on the "pink sheets" under the symbol "BIDD."

                     Principal Stockholders of the Company

  Of the 41,030,778 shares of common stock issued and outstanding, each share of record is entitled one vote at the Special Meeting. The record date for establishing the shares entitled to vote is May 1, 2000.

Security Ownership of Certain Beneficial Owners and Management

  The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's stock as of May 1, 2000, and as adjusted to reflect the share ownership for (i) each executive officer or director of the Company who beneficially owns shares; (ii) each stockholder known to the Company to beneficially own five percent or more of the outstanding shares of its common stock; and (iii) all executive officers and directors as a group. The Company believes that the beneficial owners of the stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such Shares, subject to community property laws where applicable.

  The following table sets forth as of April 14, 2000, the outstanding shares of the Company owned of record or beneficially by each executive Officer and director and by each person who owned of record, or was known by the Company to own beneficially, more than 5% of the Company's shares, and the shareholdings of all executive officers and directors as a group.

                                              No. of Shares
                    Name                    Beneficially Owned Percentage Owned
                    ----                    ------------------ ----------------
   Raymond Dabney.........................      17,395,000           42.4%
   Meir Kahtan............................       2,600,000            6.3%
   Laurier Limited........................      10,000,000           24.4%
   All Executive Officers and Directors as
    a Group (4 persons)...................      19,995,000           48.7%

PROPOSAL: TO AMEND THE ARTICLE OF INCORPORATION OF THE COMPANY TO CHANGE ITS NAME FROM E-BIDD.COM, INC. TO XRAYMEDIA.COM, INC.

                                    Summary

  The Company was incorporated in Minnesota on November 27, 1968 as Port Industries, Inc. The Company has had several name previous names in the past including: Image Photo Systems, Inc, AJA Merchant Banking Corporation, Cyberguides International, Inc. Digital Reporting, Inc. and Port Industries, Inc. The Company's business is to develop, market and operate a live, online, Internet auction site that is geared towards selling integrated media advertising campaigns, and public relations services.

Purpose of the Name Change

  The main purpose of the name change is to distance the Company from its competitors and to create a marketplace for its new products and services. The name "xraymedia.com" proposes to identify the Company's intent to sell media and advertising over the Internet. Furthermore, the Board believes that the name change impresses upon the public that the Company is under new management and is moving in a new direction.

                                 Risk Factors

Risks Associated with Name Change

  Name Recognition. The primary risk associated with a name change is name recognition. The name "xraymedia.com" is not is recognized in the advertising industry, nor is "xraymedia.com" recognized in the online auction marketplace.

  Member Loyalty/Attracting Members. Although the Company is young and in a growth stage, the Company's name and trading symbol have been recognized by some members of the public, a name change at this stage of growth may affect the Company's ability to attract new members or to keep member loyalty.

Principal Executive Offices

  The principal executive offices of the Company are as follows:

                         800--555 West Hastings Street
                        Vancouver, B.C., Canada V6B 4N5
                              Tel: (941) 954-1144
                              Fax: (941) 953-3777

  The Amendment to the Articles of Incorporation is hereby incorporated by reference into this Proxy Statement. A copy of the Amendment accompanied the notice to shareholders of the Special Meeting and also accompanies this proxy statement as Annex A.

The Name Change

  The Company will change its name from e-bidd.com, Inc. to xraymedia.com, Inc. by amending its Articles of Incorporation.

Certificate of Incorporation and Bylaws

  Upon approval of the Amendment, the Amendment to the Articles of Incorporation will be filed with the Minnesota Secretary of State.

              Federal Income Tax Consequences of the Transaction

  The name change should not have any tax consequences for either the shareholders or the Company.

                                 Other Matters

    The Board of Directors of the Company does not intend to bring any matters before the Special Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Meeting. Should any other matters be properly presented, the person named in the enclosed form of Proxy will vote the Proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

                                          By Order of the Board of Directors

                                          e-bidd.com, Inc.

                                          /s/ Raymond C. Dabney
                                          -------------------------------------
                                          By: Raymond C. Dabney
                                          Its: President

                                    ANNEX A
                                   PROPOSED
                         AMENDED AND RESTATED ARTICLES
                       OF INCORPORATION OF XRAYMEDIA.COM

                 [TO BE FILED WITH DEFINITIVE PROXY STATEMENT]

PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                e-bidd.com, Inc.
                 SPECIAL MEETING OF SHAREHOLDERS--MAY 31, 2000

  The undersigned stockholder of e-bidd.com, Inc., a Minnesota corporation (the "Company") hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated May 8, 2000, and hereby appoints Raymond Dabney, or Gord Woodward or either of them, as proxies and attorneys-in-fact will full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of e-bidd.com, Inc. to be held on May 31, 2000, at adjournment or postponement thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on matters set forth below:

  Proposal No. 1--Amend Articles of Incorporation to Change of the name of the company from e-bidd.com, Inc. to xraymedia.com, Inc.

                       [_] FOR  [_] AGAINST  [_] ABSTAIN

NOTE: This Proxy should be marked, dated signed by the stockholder(s) exactly as his or her name appears hereon, and returned in the enclosed envelope.

THIS PROXY WILL BE VOTED AS DIRECTED AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY POSTPONEMENT(S) OR ADJOURNMENT(S).

                                           DATED: _______________________, 2000

                                           ____________________________________
                                           Print name(s) exactly as shown on
                                           Stock Certificate

                                           ____________________________________
                                           Signature

                                           ____________________________________
                                           Signature

                                           Please sign exactly as name appears
                                           hereon. When shares are held
                                           jointly, both should sign. When
                                           signing as attorney, executor,
                                           administrator, trustee, or
                                           guardian, please give full title as
                                           such. If a corporation, please sign
                                           in full corporate name by the
                                           President or other authorized
                                           officer. If a partnership, please
                                           sign in partnership name by
                                           authorized person.

                                           THIS PROXY WILL BE VOTED FOR THE
                                           PROPOSAL IF NO SPECIFICATION IS
                                           MADE.

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.